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                                                 [LOGO]ORBITEX
                                                       GROUP OF FUNDS


                Investor Shares of the Orbitex Cash Reserves Fund

                       Supplement dated December 18, 2000
                      to Prospectus dated September 1, 2000


The "By Wire" section of the "Purchase Procedures" table on page 10 is replaced in its entirety with the following:

INITIAL PURCHASE: Call the Fund at 1-888-ORBITEX for instructions and to receive an account number. You will need to instruct a Federal Reserve System member bank to wire funds to: Bank of New York, ABA No. 021000018, Attn: BBKIOC 612 Mutual Funds Incoming/Circle Trust Company Credit: Orbitex Cash Reserves Fund, DDA No. 067213, FBO: [Shareholder Name], Orbitex Cash Reserves Fund, [Shareholder Account Number]. You must also complete and mail or fax an application to the address shown above under "By Mail."

SUBSEQUENT PURCHASE: Wire funds to the designated account at Bank of New York.

You may wire funds between 8:30 a.m. and 3:00 p.m. Eastern time. To make a same-day wire investment, please notify Orbitex by 2:00 p.m. Eastern time of your intention to wire funds, and make sure your wire arrives by 3:00 p.m. Eastern time. Please note that your bank may charge a fee for the wire.


                               * * * * * * * * * *

Circle Trust Company serves as custodian of the Orbitex Cash Reserves Fund. Accordingly, the reference to State Street Bank and Trust Company on page 15 should read:

                              Circle Trust Company
                    Metro Center, One Station Place, Suite 30
                           Stamford, Connecticut 06902